Real Estate Securities Account – Class 1 and Class 2 Shares

Principal Variable Contracts Funds, Inc. Summary Prospectus April 30, 2012

Before you invest, you may want to review the Account’s prospectus, which contains more information about the Account and its risks. You can find the Account’s prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus dated April 30, 2012 and the Statement of Additional Information dated April 30, 2012 (which may be obtained in the same manner as the Prospectus).

Objective:     The Account seeks to generate a total return.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.88%	0.88%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.02%	0.02%
Total Annual Account Operating Expenses	0.90%	1.15%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Real Estate Securities Account - Class 1	$ 92	$287	$498	$1,108
Real Estate Securities Account - Class 2	117	365	633	1,398

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 22.4% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For this Account’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account will invest in equity securities of small, medium, and large capitalization companies.

REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code.

The Account may concentrate its investments (invest more than 25% of its net assets) in securities in the real estate industry.

The Account is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Account’s share price than would occur in a more diversified fund.

Principal Risks

The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries (e.g., energy, real estate, technology, financial services) has greater exposure than other funds to market, economic and other factors affecting that industry.

Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	33.51%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-34.16%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Real Estate Securities Account - Class 1 (inception 05/01/1998)	8.93%	-0.49%	12.01%
Real Estate Securities Account - Class 2 (inception 01/08/2007)	8.72	-0.73	11.75
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)	8.69	-1.51	10.16

Management

Investment Advisor:     Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Real Estate Investors, LLC

•         Matt Richmond (since 2010), Portfolio Manager

•         Kelly D. Rush (since 2000), Portfolio Manager

Tax Information

The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's Web site for more information.